SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

October 1, 2009
------------------------------------------------
Date of Report (date of earliest event reported)

ALL-AMERICAN SPORTPARK, INC.
----------------------------------------------------
Exact name of Registrant as Specified in its Charter

Nevada	0-024970	88-0203976
--------------------------------	------------------	-------------------
State or Other Jurisdiction	Commission File	IRS Employer
of Incorporation	Number	Identification Number

6730 South Las Vegas Boulevard, Las Vegas, NV 89119
------------------------------------------------------------------------
Address of Principal Executive Offices, Including Zip Code

(702) 798-7777
----------------------------------------------------------------
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On October 1, 2009, the Board of Directors of All-American SportPark, Inc. (the "Company") elected Cara Brunette to serve as a Director of the Company to fill the vacancy on the Board of Directors as a result of the death of Robert R. Rosburg in May 2009.

     Cara Brunette has been employed by the Company as its Controller since June 18, 2009. Ms. Brunette worked for Delaware North Companies as a Catering Sales Manager from July 2008 to June 2009. Prior to that Ms. Brunette worked for the Company starting in 1997 as the Assistant Controller. In 1999 she began serving as the Executive Assistant to the President and Corporate Office Manager for the Company through June 2008. Cara most recently attended Regis University working towards a Bachelor of Business Administration degree, focusing on Management. She is 47 years old.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL-AMERICAN SPORTPARK, INC.

Date: October 6, 2009	By:	/s/ Ronald S. Boreta
Ronald S. Boreta, President